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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 24, 2003





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


           Minnesota                     0-25620                41-1459569
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
           incorporation)                                    Identification No.)





                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434





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Item 7.           Financial Statements and Exhibits.

                  c.           Exhibits

                  Exhibit      Description of Exhibit

                  99           Press release dated April 24, 2003

Item 9.           Regulation FD Disclosure.

                  On April 24, 2003, A.S.V., Inc. ("ASV") issued a press release disclosing its financial results for the three months ended March 31, 2003. In addition, the press release contained information regarding a conference call to be held April 24, 2003 during which ASV intends to discuss its financial results for the three months ended March 31, 2003 and its outlook for the remainder of fiscal 2003.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.

                  The attached Exhibit is furnished pursuant to Item 12 on Form 8-K.



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 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 24, 2003



                                  A.S.V., INC.


                                  By: /s/ Gary Lemke
                                      ------------------------------------------
                                      Its:President
                                          --------------------------------------





                                  EXHIBIT INDEX


          Exhibit  Description of Exhibit

            99     Press release dated April 24, 2003